UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 26, 2026

FIRST NORTHERN COMMUNITY BANCORP
(Exact Name of Registrant as Specified in Its Charter)

000-30707
(Commission File Number)

California	68-0450397
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

195 N FIRST STREET
DIXON, California 95620
(Address of principal executive offices, including zip code)

(707) 678-3041
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
FNRN	FNRN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 REGULATION FD DISCLOSURE
On March 30, 2026, First Northern Community Bancorp issued a press release announcing a new stock repurchase program for the Company’s outstanding common stock, which was approved by the Company’s Board of Directors effective March 26, 2026.  This new program will begin May 1, 2026 and remain in effect until April 30, 2028.  A copy of this press release is furnished herewith as Exhibit 99.1.
ITEM 8.01 OTHER EVENTS.
The Board of Directors of First Northern Community Bancorp (FNRN), holding company of First Northern Bank, has announced a stock repurchase program for the Company’s outstanding common stock.  Based on market conditions, share repurchases may be made from time to time in the open market or in privately negotiated transactions.  The repurchase program will begin May 1, 2026 and will remain in effect until April 30, 2028, unless terminated sooner.  The program allows repurchases in an aggregate amount of no more than 6% of First Northern Community Bancorp’s 16,409,660 outstanding shares of common stock as of March 26, 2025. This represents total shares of 984,579 eligible for repurchase which, at the closing price of $15.85 on March 26, 2026, would equate to total consideration of approximately $15.6M if all eligible shares were repurchased. The Board of Directors has determined that the maximum aggregate repurchases will not impair the capital of the Company.  Any repurchases are intended to be conducted in accordance with the limitations, guidelines, and restrictions relative to timing, price, manner, and volume of Rule 10b-18 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit No.	Description
99.1	First Northern Community Bancorp Press Release dated March 30, 2026

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2026

FIRST NORTHERN COMMUNITY BANCORP

By:	/s/ Jeremiah Z. Smith
Jeremiah Z. Smith
President/Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description
99.1	First Northern Community Bancorp Press Release dated March 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)